APEX MUNICIPAL
FUND, INC.






FUND LOGO






Semi-Annual Report

December 31, 1995






Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian & Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
APX







This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






APEX MUNICIPAL FUND, INC.


Per Share
Selected Quarterly
Financial Data*
                                                                 Net         Realized     Unrealized   Dividends/Distributions
                                                              Investment      Gains         Gains      Net Investment  Capital
For the Quarter                                                 Income       (Losses)      (Losses)        Income       Gains
January 1, 1994 to March 31, 1994                               $0.18        $(0.03)       $(0.31)         $0.18         --
April 1, 1994 to June 30, 1994                                   0.19          0.01         (0.05)          0.19         --
July 1, 1994 to September 30, 1994                               0.18         (0.03)        (0.18)          0.18         --
October 1, 1994 to December 31, 1994                             0.17           --          (0.24)          0.18         --
January 1, 1995 to March 31, 1995                                0.18         (0.26)         0.59           0.18         --
April 1, 1995 to June 30, 1995                                   0.18         (0.11)         0.19           0.17         --
July 1, 1995 to September 30, 1995                               0.16           --           0.09           0.17         --
October 1, 1995 to December 31, 1995                             0.16         (0.10)         0.11           0.17         --

                                                                 Net Asset Value                Market Price**
For the Quarter                                                 High          Low            High           Low     Volume***
January 1, 1994 to March 31, 1994                              $10.53       $10.14         $10.625         $9.625    1,702
April 1, 1994 to June 30, 1994                                  10.22        10.00          10.00           9.75     1,206
July 1, 1994 to September 30, 1994                              10.13         9.89           9.875          8.625    1,564
October 1, 1994 to December 31, 1994                             9.88         9.50           9.125          8.00     3,098
January 1, 1995 to March 31, 1995                               10.06         9.63           9.375          8.625    1,625
April 1, 1995 to June 30, 1995                                  10.18         9.96           9.50           9.125    1,537
July 1, 1995 to September 30, 1995                              10.22        10.02           9.75           9.125    1,373
October 1, 1995 to December 31, 1995                            10.23        10.08           9.375          8.625    1,946


  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.





DEAR SHAREHOLDERS


For the six months ended December 31, 1995, Apex Municipal Fund, Inc. earned $0.334 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 6.54%, based on a month-end net asset value of $10.14 per share. Over the same period, the Fund's total investment return was +4.55%, based on a change in per share net asset value from $10.06 to $10.14, and assuming reinvestment of $0.341 per share income dividends.


The Environment
The direction of the US economy changed during the six months ended December 31, 1995. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained, and that US economic growth slowed as 1995 drew to a close.

A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.


The Municipal Market
The municipal bond market rallied strongly over the six months ended December 31, 1995. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 55 basis points (0.55%) to end the December quarter at 5.71%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income products throughout most of the December quarter. Long-term US Treasury bond yields also fell approximately 65 basis points to 5.95%. Both US Treasury and long-term tax-exempt bond yields are now at their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals made the future tax advantage of municipal bonds uncertain. This has reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities rushed to issue debt at near historic low yield levels. During the December 31, 1995 period, over $85 billion in municipal securities were underwritten, an increase of over 20% compared to the December 31, 1994 period's levels. However, as early 1995 issuance was significantly reduced, 1995 annual issuance of approximately $160 billion remained about 5% below 1994 issuance. Tax-exempt bond yields declined throughout the December 31, 1995 quarter despite investor uncertainty and increased supply pressures.

It is also important to note that the municipal market may regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993 when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors were expected to receive over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will likely continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding "proposed" tax reform are resolved in 1996, the tax-exempt bond market's technical position should provide a large measure of stability to municipal bond prices.

Many of the features that attracted investors to tax-exempt products throughout 1995 remain available. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. Currently available tax-exempt bond yields continue to generate taxable equivalent yields in excess of 8.50%.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt products in 1995. Current municipal bond yield levels would make such duplication difficult. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before any further declines. Tax-exempt bond market performance in 1996 is likely to be generated more by maximizing current income and minimizing credit risk than by significant interest rate declines.


Portfolio Strategy
Apex Municipal Fund, Inc. remained fully invested during the six-month period ended December 31, 1995. We continued to monitor existing holdings for credit developments and financial performance since we seek to maintain a higher yield than offered by the general municipal bond market.

During the six months ended December 31, 1995, we purchased approximately $16.5 million in high-yield tax-exempt securities bearing an average yield of 7.20%. The majority of these new purchases were corporate-related senior unsecured debt possessing both adequate liquidity characteristics and the potential for improvements in the securities' credit profile.

One sale that occurred near the end of the December period reflected our overall approach to managing a high-yield portfolio. Stone Container Corporation, an unsecured obligation representing almost 3% of the Fund's net assets, was acquired when weaker economic fundamentals caused credit spreads in the paper industry to widen substantially. In many cases, these credit spreads narrowed significantly as firming paper prices in the context of a strengthening economy improved the industry's outlook. Stone Container bonds exhibited particularly strong out-performance relative to various tax-exempt benchmarks. Based upon the inherent cyclicality of this industry and the recent softening evident in the latest economic releases, we decided to liquidate the position and invest the assets elsewhere until circumstances warrant a reappraisal. While the Fund still has exposure in this industry, the logic for selling was compelling in the case of Stone Container. Relative valuations for our other holdings in this industry have yet to attain the levels reached by Stone Container. They also possess stronger fundamentals which should help them better withstand a business downturn.

New issuance of high-yield securities continued to be concentrated in project finance issues that related to independent electric generating plants, resource recyclers and non-investment grade utilities. Supply in the new-issue high-yield market is expected to shift in 1996 to the refinancing of outstanding higher-coupon corporate-related debt issued in the mid-1980s which is now generally reaching its first eligible call dates.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager




January 30, 1996




We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of Apex Municipal Fund, Inc. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager. Prior thereto, he was employed by Chemical Bank from 1983 to 1991, becoming Vice President in the Tax-Exempt Bond Division in 1983.

Portfolio
Abbreviations


To simplify the listings of Apex Municipal
Fund, Inc.'s portfolio holdings in the
Schedule of Investments, we have abbrev-iated the names of many of the securities according to the list at right.


AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DATES       Daily Adjustable Tax-Exempt Securities
GO          General Obligation Bonds
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
UT          Unlimited Tax
VRDN        Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
                S&P      Moody's    Face                                                                        Value
STATE           Ratings  Ratings   Amount   Issue                                                             (Note 1a)
Alabama--0.6%   B+        NR*     $ 1,000   Brewton, Alabama, Industrial Development Board,
                                            PCR, Refunding (Container Corporation America Project),
                                            8% due 4/01/2009                                                    $  1,095

Arizona--1.0%   NR*       NR*       3,915   Fort Mojave Indian Tribe, Arizona, Water and Sewer
                                            Revenue Bonds, 10.25% due 9/01/2019 (e)                                1,999

Arkansas--2.0%  NR*       NR*         400   Alma, Arkansas, Health Facilities Board Revenue Bonds,
                                            10.50% due 12/01/2019                                                    439
                NR*       NR*         400   Conway, Arkansas, Public Facilities Board, Health Care
                                            Revenue Bonds (Creative Living Project), 10.50% due 12/01/2019           435
                NR*       NR*         400   Hope, Arkansas, Health Facilities Board Revenue
                                            Bonds (Omega Home), 10.50% due 12/01/2019                                436
                NR*       NR*         800   Little Rock, Arkansas, Health Facilities Board Revenue
                                            Bonds (Community Life Services), 10.50% due 12/01/2019                   877
                NR*       NR*         800   Pine Bluff, Arkansas, Health Facilities Board
                                            Revenue Bonds (Jenkins Housing), 10.50% due 12/01/2019                   882
                NR*       NR*         400   Texarkana, Arkansas, Public Facilities Board, Health
                                            Care Revenue Bonds (Housing Opportunities Addition
                                            Project), 10.50% due 12/01/2019                                          440
                NR*       NR*         400   West Helena, Arkansas, Health Facilities Board
                                            Revenue Bonds (Delta House), 10.50% due 12/01/2019                       436

California--    NR*       NR*       2,000   Long Beach, California, Redevelopment Agency, M/F Housing
2.8%                                        Revenue Bonds (Pacific Court Apartments), Issue B,
                                            AMT, 6.95% due 9/01/2023                                               1,587
                NR*       NR*       3,870   Pleasanton, California, Joint Power Financing Authority,
                                            Reassessment Revenue Bonds, Sub-Series B, 6.75% due 9/02/2017          3,991

Colorado--4.9%                              Denver, Colorado, City and County Airport Revenue Bonds, AMT:
                BBB       Baa       2,000    Series A, 8% due 11/15/2017                                           2,137
                BBB       Baa       2,505    Series A, 8% due 11/15/2025                                           2,809
                BBB       Baa       2,500    Series B, 7.25% due 11/15/2023                                        2,722
                BBB       Baa       2,000    Series C, 6.75% due 11/15/2022                                        2,081

District of     B-        NR*       3,000   District of Columbia, COP, 7.30% due 1/01/2013                         3,135
Columbia--1.6%

Florida--7.1%   NR*       NR*       9,449   Florida Housing Finance Agency, M/F Housing Agency
                                            Revenue Bonds (Palm Aire Retirement Facilities Project),
                                            Series S, AMT, 10% due 1/01/2020 (e)                                   6,520
                NR*       NR*       5,220   Miami Beach, Florida, Redevelopment Agency, Tax
                                            Increment Revenue Bonds, AMT, 9.125% due 12/01/2004                    5,984
                NR*       NR*       4,378   North Miami, Florida, Health Facilities Authority
                                            Revenue Bonds (Hallmark Homes Project), Series A,
                                            10.50% due 8/01/2020 (e)                                                 131
                A1        VMIG1++   1,300   Pinellas County, Florida, Health Facilities Authority,
                                            Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                            DATES, 4.95% due 12/01/2015 (a)                                        1,300
                A1+       VMIG1++     200   Saint Lucie County, Florida, PCR, Refunding (Florida
                                            Power & Lighting Co. Project), VRDN, 4.75% due 1/01/2026 (a)             200

Georgia--3.5%   NR*       NR*       4,000   Atlanta, Georgia, Urban Residential Finance Authority,
                                            M/F Mortgage Revenue Bonds (Northside Plaza Apartments
                                            Project), 9.75% due 11/01/2020                                         4,325
                NR*       NR*       2,450   Hancock County, Georgia, COP, 8.50% due 4/01/2015                      2,612

Illinois--5.5%                              Chicago, Illinois, O'Hare International Airport,
                                            Special Facilities Revenue Bonds (United Airlines, Inc.):
                BB        Baa2      4,665    Series 1984-B, 8.85% due 5/01/2018                                    5,357
                BB        Baa2      4,800    Series B, AMT, 8.95% due 5/01/2018                                    5,510

Iowa--5.4%      NR*       NR*      10,000   Iowa Finance Authority, Health Care Facilities Revenue Bonds
                                            (Mercy Health Initiatives Project), 9.95% due 7/01/2019               10,769

Louisiana--     NR*       Baa2      3,000   Lake Charles, Louisiana, Harbor and Terminal District
4.2%                                        Port Facilities, Revenue Refunding Bonds (Trunk Line Co.
                                            Project), 7.75% due 8/15/2022                                          3,424
                NR*       A         1,000   Louisiana Public Facilities Authority Revenue Bonds,
                                            Student Loan, Sub-Series A-3, AMT, 7% due 9/01/2006                    1,082
                BB-       NR*       3,500   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                            Grain Company Project), 7.50% due 7/01/2013                            3,740

Massachusetts-- NR*       NR*       1,700   Boston, Massachusetts, Industrial Development Financing
6.6%                                        Authority, Solid Waste Disposal Facilities Revenue Bonds
                                            (Jet-A-Way Project), AMT, 10.50% due 1/01/2011                         1,924
                NR*       NR*       3,500   Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds (Farren Care Center), Series A,
                                            10.375% due 6/01/2010                                                  4,071
                NR*       NR*       2,045   Massachusetts State Industrial Finance Agency, Educational
                                            Institution Revenue Bonds (Center for Human Development),
                                            9.375% due 7/01/2015                                                   2,293
                NR*       NR*       2,400   Massachusetts State Industrial Finance Agency, Sewage
                                            Facility Revenue Bonds (Resource Control Composting, Inc.
                                            Project), AMT, 9.25% due 6/01/2010                                     2,616
                NR*       NR*       2,000   Massachusetts State Port Authority, Special Project
                                            Revenue Bonds (Harborside Hyatt), AMT, 10% due 3/01/2026               2,260

Michigan--1.7%  NR*       NR*       2,050   Wayne Charter County, Michigan, Special Airport Facilities
                                            Revenue Refunding Bonds (Northwest Airlines, Inc.),
                                            6.75% due 12/01/2015                                                   2,113
                BBB-      Baa       1,200   Wayne County, Michigan, Downriver Sewer Disposal System
                                            Revenue Bonds, Series A, 7% due 11/01/2013                             1,293

Minnesota--     NR*       NR*       3,365   Anoka, Minnesota, M/F Housing Revenue Bonds (Rainbow Plaza
8.1%                                        Apartments Project), AMT, 9.375% due 12/01/2024                        3,588
                                            Saint Paul, Minnesota, Housing and Redevelopment Authority,
                                            Hospital Revenue Bonds (Healtheast Project):
                BBB-      Baa       6,565    Series A, 9.75% due 11/01/2017                                        7,324
                BBB-      Baa       4,665    Series D, 9.75% due 11/01/2017                                        5,205

New Jersey--                                New Jersey Health Care Facilities Financing Authority Revenue Bonds:
1.1%            NR*       NR*         980    (Riverwood Center), Series A, 9.90% due 7/01/2021                     1,115
                BBB-      Baa       1,000    (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020             1,097

New York--8.2%                              New York City, New York, GO, UT, Series D:
                BBB+      Baa1      3,000    9.50% due 8/01/2002                                                   3,636
                BBB+      Baa1      2,045    7.70% due 2/01/2011                                                   2,313
                NR*       NR*       7,265   New York City, New York, IDA, Civic Facilities Revenue
                                            Bonds (Amboy Properties Corporation Project), 9.625% due 6/01/2015     7,779
                NR*       NR*       2,500   New York City, New York, IDA, Revenue Bonds (Visy Paer
                                            Inc. Project), AMT, 7.95% due 1/01/2028                                2,552




SCHEDULE OF INVESTMENTS (concluded)                                                                   (in Thousands)
                S&P      Moody's    Face                                                                       Value
STATE           Ratings  Ratings   Amount   Issue                                                            (Note 1a)
Ohio--0.9%      NR*       NR*      $1,740   Cincinnati, Ohio, Student Loan Funding Corporation,
                                            Revenue Refunding Bonds, Sub-Series B, AMT, 6.75%
                                            due 1/01/2007                                                       $  1,797

Oregon--0.5%    NR*       NR*       1,000   Western Generation Agency, Oregon, Cogeneration
                                            Project Revenue Bonds (Wauna Cogeneration Project),
                                            Series B, AMT, 7.40% due 1/01/2016                                     1,062

Pennsylvania--  NR*       NR*       5,000   Lehigh County, Pennsylvania, General Purpose Authority
17.1%                                       Revenue Bonds (Wiley House), 8.75% due 11/01/2014                      5,240
                NR*       NR*       3,150   Montgomery County, Pennsylvania, Higher Education and
                                            Health Authority Revenue Bonds (Retirement Community--GDL
                                            Farms), Series A, 9.50% due 1/01/2000 (d)                              3,793
                NR*       NR*       1,000   Montgomery County, Pennsylvania, IDA, First Mortgage
                                            Revenue Refunding Bonds (Meadowood Corporation Project),
                                            Series A, 10.25% due 12/01/2020                                        1,124
                BBB-      Baa2      3,000   Pennsylvania Economic Development Financing Authority,
                                            Exempt Facilities Revenue Bonds (MacMillan Limited Partnership
                                            Project), AMT, 7.60% due 12/01/2020                                    3,367
                NR*       NR*       1,000   Pennsylvania Economic Development Financing Authority,
                                            IDR (Gehl Co., Inc. Project), Series F, AMT, 9% due 9/01/2010          1,095
                NR*       NR*       4,000   Pennsylvania Economic Development Financing Authority,
                                            Recycling Revenue Bonds (Ponderosa Fibres Project), Series A,
                                            AMT, 9.25% due 1/01/2022                                               4,168
                BBB+      Baa1      1,000   Pennsylvania Economic Development Financing Authority,
                                            Wastewater Treatment Revenue Bonds (Sun Company Inc.--R & M
                                            Project), Series A, AMT, 7.60% due 12/01/2024                          1,114
                AAA       Aaa       2,000   Pennsylvania State Higher Education Assistance Agency,
                                            Student Loan Revenue Bonds, Series B, AMT, RIB, 8.025% due
                                            3/01/2022 (b)(c)                                                       2,120
                NR*       NR*       5,200   Philadelphia, Pennsylvania, IDR, First Mortgage Revenue
                                            Bonds (Tucker House II Project), 11% due 10/01/2019 (e)                4,160
                NR*       NR*       5,500   Philadelphia, Pennsylvania, IDR, Refunding (Commercial
                                            Development Philadelphia Airport), AMT, 7.75% due 12/01/2017           5,751
                NR*       NR*       2,000   Washington County, Pennsylvania, Hospital Authority, Revenue
                                            Refunding Bonds (Canonsburg General Hospital Project), 7.35%
                                            due 6/01/2013                                                          1,902

Tennessee--2.4% NR*       NR*       2,000   Knox County, Tennessee, Health, Educational and Housing
                                            Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                            Health System of East Tennessee), 8.60% due 4/15/2016                  2,144
                A+        A1        2,500   Tennessee Housing Development Agency, Mortgage Financing
                                            Revenue Bonds, Series A, AMT, 7.125% due 7/01/2026                     2,621

Texas--4.8%     NR*       NR*       1,460   Angelina County, Texas, Jail Facilities Financing Corporation,
                                            Criminal Detention Center Mortgage Revenue Bonds, 9.75%
                                            due 8/01/2009 (e)                                                         --
                NR*       NR*       6,035   Bexar County, Texas, Health Facilities Development Corporation
                                            Revenue Bonds (Heartway Corporation), Series 1989-A-1, 10.25%
                                            due 3/01/2019 (e)                                                      4,225
                BB+       Baa2      2,000   Dallas-Fort Worth, Texas, International Airport Facilities
                                            Improvement Corporation Revenue Bonds (American Airlines, Inc.),
                                            AMT, 7.50% due 11/01/2025                                              2,144
                NR*       Ba3         945   Nolan County, Texas, Industrial Development Corporation,
                                            IDR (US Gypsum Company Project), 7.25% due 12/01/2014                  1,001
                BB        Ba        1,000   Odessa, Texas, Junior College District, Revenue Refunding
                                            Bonds, Series A, 8.125% due 12/01/2018                                 1,094
                NR*       NR*       3,530   Pecos County, Texas, Jail Facilities Financing Corporation,
                                            Criminal Detention Center Mortgage Revenue Bonds, 9.75%
                                            due 8/01/2009 (e)                                                         --
                NR*       P1        1,000   Port Arthur, Texas, Navigational District, Industrial
                                            Development Corporation, PCR (American Petrofina Incorporation),
                                            VRDN, 5.05% due 5/01/2003 (a)                                          1,000

Washington--    NR*       Baa1      7,730   Washington State Healthcare Facilities Authority Revenue
4.4%                                        Bonds (Kadlec Medical Center, Richland), 9% due 1/01/2011              8,636

West Virginia-- NR*       NR*       6,450   Fayette County, West Virginia, Community Commercial
3.7%                                        Development Revenue Refunding Bonds (MPC Incorporated
                                            Project), 9.75% due 2/01/2011                                          7,246

                Total Investments (Cost--$193,702 )--98.1%                                                       194,438
                Other Assets Less Liabilities--1.9%                                                                3,753
                                                                                                                --------
                Net Assets--100.0%                                                                              $198,191
                                                                                                                ========



             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1995.
             (b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1995.
             (c)AMBAC Insured.
             (d)Prerefunded.
             (e)Non-income producing security.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.


               See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$193,702,323) (Note 1a)                         $194,437,758
                    Cash                                                                                         100,850
                    Receivables:
                      Interest                                                             $  3,798,743
                      Securities sold                                                           100,000        3,898,743
                                                                                           ------------
                    Prepaid expenses and other assets                                                             65,414
                                                                                                            ------------
                    Total assets                                                                             198,502,765
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1e)                                       165,098
                      Investment adviser (Note 2)                                               101,960          267,058
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        44,894
                                                                                                            ------------
                    Total liabilities                                                                            311,952
                                                                                                            ------------

Net Assets:         Net assets                                                                              $198,190,813
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 150,000,000 shares authorized;
                    19,544,644 shares issued and outstanding (Note 4)                                       $  1,954,464
                    Paid-in capital in excess of par                                                         215,230,388
                    Undistributed investment income--net                                                       1,062,457
                    Accumulated realized capital losses on investments--net (Note 5)                         (20,791,931)
                    Unrealized appreciation on investments--net                                                  735,435
                                                                                                            ------------
                    Total capital--Equivalent to $10.14 net asset value per share of
                    Common Stock (market price--$8.625)                                                     $198,190,813
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1995
Investment          Interest and amortization of premium and discount earned                                $  7,255,618
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    639,204
                    Professional fees                                                            80,298
                    Transfer agent fees                                                          26,494
                    Accounting services (Note 2)                                                 25,008
                    Directors' fees and expenses                                                 20,990
                    Printing and shareholder reports                                             19,211
                    Listing fees                                                                 11,468
                    Custodian fees                                                                7,722
                    Pricing fees                                                                  4,144
                    Other                                                                        13,938
                                                                                           ------------
                    Total expenses                                                                               848,477
                                                                                                            ------------
                    Investment income--net                                                                     6,407,141
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,996,306)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         3,794,172
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,205,007
(Notes 1b, 1d & 3):                                                                                         ============



                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the          For the
                                                                                             Six Months          Year
                                                                                               Ended            Ended
                                                                                            December 31,       June 30,
                    Increase (Decrease) in Net Assets:                                          1995             1995
Operations:         Investment income--net                                                 $  6,407,141     $ 13,847,145
                    Realized loss on investments--net                                        (1,996,306)      (7,795,055)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          3,794,172        7,065,353
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,205,007       13,117,443
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (6,661,088)     (13,936,289)
Shareholders                                                                               ------------     ------------
(Note 1e):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,661,088)     (13,936,289)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   1,543,919        (818,846)
                    Beginning of period                                                     196,646,894      197,465,740
                                                                                           ------------     ------------
                    End of period*                                                         $198,190,813     $196,646,894
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,062,457     $  1,316,404
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and                   For the
                    ratios have been derived from information        Six Months
                    provided in the financial statements.               Ended
                                                                     December 31,      For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1995        1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.06   $  10.10  $  10.40  $  10.31   $  10.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .32        .71       .75       .84        .91
                    Realized and unrealized gain (loss) on
                    investments--net                                       .10       (.04)     (.30)      .09       (.61)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .42        .67       .45       .93        .30
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.34)      (.71)     (.75)     (.84)      (.91)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.14   $  10.06  $  10.10  $  10.40   $  10.31
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  8.625   $  9.375 $   9.875  $ 10.875   $  11.00
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     (4.57%)+++  2.57%    (2.26%)    7.34%      3.93%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   4.55%+++   7.61%     4.53%     9.52%      2.59%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .86%*      .91%      .88%      .60%       .83%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .86%*      .91%      .88%      .81%       .83%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.50%*     7.14%     7.24%     8.18%      8.45%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $198,191   $196,647  $197,466  $201,760   $197,996
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                     12%        20%       12%       11%         3%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund, including valuations furnished by a pricing service retained by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1995 were $26,449,473 and $23,917,287, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:

                                   Realized          Unrealized
                                    Losses             Gains

Long-term investments             $(1,996,306)     $     735,435
                                  -----------      -------------
Total                             $(1,996,306)     $     735,435
                                  ===========      =============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $735,435, of which $14,712,085 related to appreciated securities and $13,976,650 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $193,702,323.

4. Common Stock Transactions:
At December 31, 1995, the Fund had one class of shares of Common Stock, par value $0.10 per share, of which 150,000,000 shares were authorized. During the six months ended December 31, 1995, shares issued and outstanding remained constant at 19,544,644. At December 31, 1995, total paid-in capital amounted to $217,184,852.


5. Capital Loss Carryforward:
At June 30, 1995, the Fund had a net capital loss carryforward of approximately $11,206,000, of which $274,000 expires in 1998, $1,527,000 expires in 1999, $4,876,000 expires in 2001, $2,775,000 expires in 2002 and $1,754,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On January 9, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053489 per share, payable on January 30, 1996 to shareholders of record as of January 19, 1996.